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STATEMENT OF CHIEF FINANCIAL OFFICER
REGARDING FORM 10-K FOR YEAR ENDING
DECEMBER 31, 2002

EXHIBIT 99.2

         I, Stephanie Schmitt, Chief Financial Officer of Specialty Trust, Inc. (the Company), hereby state, certify and attest in this written statement that:

         (a) The annual report of the Company filed on form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934; and

         (b) The information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         This Certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

/s/ Stephanie Schmitt                        Dated this 15th day of March, 2003.
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Name:   Stephanie Schmitt
Title : Chief Financial Officer

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